SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 23, 2009

Date of Report (Date of earliest event reported)

Northern California Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

California

(State or Other Jurisdiction of Incorporation)

000-27666	77-0421107
(Commission File Number)	(IRS Employer Identification No.)

601 Munras Avenue	93940
(Address of Principal Executive Office)	(Zip Code)

831-649-4600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment of Articles of Incorporation

The corporation amended Section 4 of the Articles of Incorporation to increase the number of authorized shares of common stock from 2,500,000 to 10,000,000 and to add 10,000,000 shares of Serial Preferred Stock.

The amendment became effective when filed by the California Secretary of State on January 23, 2009.  The Secretary of State did not certify its filing until January 29, 2009.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements – not applicable
(b)	Pro forma financial information – not applicable
(c)	Shell company transactions – not applicable
(d)	Exhibits.

EXHIBIT #  3.1 Certificate of Amendment of Articles of Incorporation of Northern California Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Northern California Bancorp, Inc.
Date: February 4, 2009	By:	s/ Bruce N. Warner
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

EXHIBIT #	DESCIPTION

3.1	Certificate of Amendment of Articles of Incorporation filed effective January 23, 2009.